UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2007

VISANT HOLDING CORP.

(Exact name of registrant as specified in its charter)

DELAWARE

333-112055

90-0207875

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

357 Main Street

10504

Armonk, New York 10504

(Zip Code)

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On September 26, 2007, the Registrant’s subsidiary, Visant Corporation, announced that its wholly owned subsidiary, Memory Book Acquisition LLC, has entered into an agreement to acquire substantially all of the assets of Publishing Enterprises, Incorporated.  The transaction is expected to close in early October 2007. A copy of the press release announcing the agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press release, dated September 26, 2007, announcing agreement with Publishing Enterprises, Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT HOLDING CORP.

Date: September 26, 2007	/s/ PAUL B. CAROUSSO
Paul B. Carousso
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated September 26, 2007, announcing agreement with Publishing Enterprises, Incorporated